SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



         Date Report (Date of earliest event reported) July 15, 1998



                        BONNEVILLE PACIFIC CORPORATION
               (Exact name of registrant as specified in charter)



    Delaware                 0-14846        87-0363215
    -----------------------------------------------------------
    (State or other          Commission     (IRA Employer
    jurisdiction of          File Number)   Identification No.)
    incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah          84101
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code  (801) 363-2520
                                                   --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.  Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period June 1, 1998 to June 30, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.  Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                       BONNEVILLE PACIFIC CORPORATION




                       By:  Roger G. Segal, Chapter 11 Trustee

DATED July 15, 1998

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                   BONNEVILLE PACIFIC CORPORATION




                   By:  R. Stephen Blackham, Assistant Controller

DATED July 15, 1998

                             INDEX TO EXHIBITS


Exhibit                                                  Page No.


28.1         Monthly Financial Report - Chapter
             11, for the period June 1, 1998 to
             June 30, 1998, of the Registrant,
             dated July 15, 1998 as filed by the
             Registrant with the United States
             Bankruptcy Court for the District of
             Utah, Central Division on July 15, 1998 . . . . .5

                                            MONTHLY FINANCIAL REPORT
                                            CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701       For Period June 1 to June 30, 1998
         ---------                  -----------------------

      Accounting Method Used:  [  ] Accrual Basis  [X] Cash Basis


                               COVER SHEET

-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each    MONTH.  The debtor must attach each of the following
Required                 reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived       REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [x]        [ ]        Cash Receipts & Disbursements Statement (Form 2-B)
  [x]        [ ]        Balance Sheet (Form 2-C)
  [x]        [ ]        Profit and Loss Statement (Form 2-D)
  [x]        [ ]        Supporting Schedules (Form 2-E)
  [x]        [ ]        Quarterly Fee Summary (Form 2-F)
  [x]        [ ]        Narrative (Form 2-G)
  [x]        [ ]        Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly
Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: July 15, 1998

                          Debtor(s):  BONNEVILLE PACIFIC CORPORATION

                          By:         R. Stephen Blackham
                          Position:   Assistant Controller

                        Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of July 1998.



                        By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                 Narrative
                     For the Month Ended June 30, 1998


                                 Form 2-G

-----------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of June 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of June and the first part of July 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action in the United
     States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee. The Litigation has been concluded.

     The Trustee also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is no longer considering possible claims against any person who executed a tolling agreement and at this time the Trustee does not anticipate that litigation will be commenced against any person who entered into a tolling agreement.

---------------
(1) This narrative attempts to summarize events affecting the Company through July 13, 1998.

     On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or resent employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are continuing with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that are being distributed to the participants include an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company and NCA #1 have resolved their dispute concerning curtailment issues and the settlement has been approved. On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control Nox emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle.
     Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which has been reviewed by representatives of NCA#1 and representatives of NCA #1 have provided their comments concerning the revised draft of the proposed agreement to attorneys for the EPA and which the parties anticipate will be finalized and signed sometime later this year.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only (if any) federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service. Preliminary work for preparation of the 1997 U.S. Corporate Income Tax Return has generally been completed and preparation of the actual tax return is in process and should soon be completed and filed.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997.

On April 22, 1998 the Trustee filed with the Bankruptcy Court, the "Disclosure Statement for Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (hereafter the "Disclosure Statement"). The Trustee believes that the proposed Chapter 11 Plan which is attached to the Disclosure Statement as Exhibit "1" (hereafter "Trustee's Proposed Plan") is consistent with the provisions of the December 31, 1997 "Conditional Letter Agreement" between the Trustee and certain creditors of the Company. The Disclosure Statement, along with all its exhibits, totals approximately 600 pages in length and a copy has been filed with the United States Securities and Exchange Commission.

The Disclosure Statement itemizes and discusses in detail all of the Company's assets and liabilities. The Trustee's Proposed Plan sets forth the proposed treatment of all the Company's creditors and equity holders. The Trustee's Proposed Plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company.(2)

A hearing before the Bankruptcy Court on the adequacy of the Disclosure Statement, as well as a hearing on the "Trustee's

---------------
(2) One of the issues which would be resolved (settled) if the Trustee's Proposed Plan is confirmed is the amount of post-petition interest to be paid on the approximately $100 million in senior (pre-petition) debt. On December 12, 1997, C. Derek Anderson initiated (and later served) an Adversary Proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co.("Halcyon"), seeking a judgment declaring that Halcyon is not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). The Trustee moved to intervene in the Adversary Proceeding and the Trustee's motion to intervene was granted at a hearing held on March 2, 1998. The Trustee then filed a Motion to Dismiss Anderson's complaint because the Trustee believes that the post-petition interest issue is better resolved (settled) in the plan confirmation process instead of in an adversary proceeding which involves only two parties-in-interest. Halcyon also filed a Motion to Dismiss. The hearing on the Motions to Dismiss was held as scheduled on March 30, 1998 at which hearing the Court granted the Motions and dismissed, without prejudice, the Adversary Proceeding. The Order Dismissing the Adversary Proceeding was entered on April 15, 1998 and Derek Anderson, on or about April 24, 1998, filed an appeal of such Order. The Trustee has filed a Motion to Dismiss the Appeal and Derek Anderson on or about June 5, 1998 filed his opposition to the Trustee's Motion to Dismiss the Appeal.

Motion Regarding Plan Confirmation Issues", was scheduled for June 3, 1998.(3) Wexford Management, L.L.C. ("Wexford") and C. Derek Anderson ("Anderson"), each shareholders of Bonneville, the Ad
 Hoc Committee of Common Shareholders (consisting of Thomas Keyes, Steven Steinhouse & Wexford) and Billy R. Thedford, a debenture holder, each filed objections to the Trustee's proposed Disclosure Statement (hereafter collectively the "Objecting Parties").

The hearing on the adequacy of the Disclosure Statement and on the Trustee's Motion was held on June 3, 1998 as scheduled. At the hearing the Trustee informed the Court that the Trustee would be making certain amendments to the Trustee's proposed Plan and the Disclosure Statement ("Amendments"). The Court, after hearing the arguments of counsel for the Trustee and for the Objecting Parties, preliminarily ruled that the Disclosure Statement, as modified by the Amendments, would be approved. The Court scheduled a hearing for July 1, 1998 to consider (a) the Amendments to the Disclosure Statement (and any objection thereto); (b) a proposed form of Order Approving the Disclosure Statement (with the Amendments thereto); and (c) modifications to the Trustee's April 22, 1998 "Motion Regarding Plan Confirmation Issues".

On June 3, 1998 the Court also denied Wexford's Motion for the
Appointment of an Official Equity Committee.

On June 19, 1998 the Trustee filed his Amendments, including the amendments to the Disclosure Statement (hereafter the "Trustee's
Amended Disclosure Statement").

Wexford and Anderson filed objections to the Trustee's Amended
Disclosure Statement.  On July 1, 1998, Anderson also filed a
Motion Requesting Continuance of the July 1, 1998 Hearing on the
Adequacy of the Trustee's Amended Disclosure Statement.

Wexford on or about June 15, 1998 filed its "Shareholder's Plan of Reorganization" and on or about June 19, 1998 filed its "Amended Shareholder's Plan of Reorganization" (hereafter "Wexford's Proposed Plan"). On or about June 19, 1998, Wexford filed its Disclosure Statement related to Wexford's Proposed Plan (hereafter "Wexford's Disclosure Statement") and, based upon a Motion to Shorten Time and to Limit Notice, which Motion was granted, a hearing on Wexford's Disclosure Statement was scheduled for July 1, 1998. Wexford's Proposed Plan was similar to the Trustee's Proposed Plan except in Wexford's Proposed Plan claimants in Classes 1, 2, 3 and 4 would receive less interest on their senior unsecured claims with claimants or equity holders in Classes 6 through 11 receiving most of the benefit of such reductions to Classes 1, 2, 3 and 4.

The Trustee, Halcyon, Norwest Bank (Indenture Trustee), Wellhead
Electric (and affiliates) and State Street Bank filed objections to the adequacy of Wexford's Disclosure Statement.

---------------
(3) On or about May 18, 1998, the Bankruptcy Court denied C. Derek Anderson's ex-parte motion to continue (for several weeks) the hearing on the adequacy of the Disclosure Statement.

At the hearings held on July 1, 1998, the Bankruptcy Court (1) denied Anderson's Motion to Continue the Hearing on the Trustee's Amended Disclosure Statement; (2) held that Wexford's Disclosure Statement was not sufficient and therefore denied approval of Wexford's Disclosure Statement; (3) approved the Trustee's Amended Disclosure Statement; and (4) approved the Trustee's Amended Motion Regarding Plan Confirmation Issues. On July 2, 1998 the Court entered formal orders (1) Approving the Trustee's Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998; and (2) Scheduling Confirmation Hearing, Temporarily Allowing Claims for Voting Purposes and Approving Other Procedures.

A hearing on confirmation of the Trustee's Amended Plan has been scheduled for August 26, 1998 at 9:00 o'clock a.m. and the Trustee is now in the process of finalizing the arrangements to mail the approved Trustee's Amended Disclosure Statement along with the Trustee's Amended Plan and ballots, where appropriate, with voting instructions to creditors and equity holders, all of which will be accomplished on or before July 20, 1998. Ballots for voting to accept or reject the Trustee's Amended Plan must be received by the Trustee by no later than August 17, 1998 in order to be counted. Objections to the confirmation of the Trustee's Amended Plan must be filed and served by no later than August 17, 1998.

As set forth in the Trustee's Proposed Plan, the Trustee is of the opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt. Accordingly, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the Trustee's Proposed Plan.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in estimating the value of the Company's (and its affiliates') business assets. The Trustee has made public the summary of such work performed by Bear, Stearns & Company as Exhibit "2" to the Trustee's Amended Disclosure Statement. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets:
Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For over a year, the Trustee (represented by Weil, Gotshal & Manges, L.L.P) has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project"). Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible. Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In the opinion of the Trustee, Weesner has been unwilling to settle his proof of claim in a manner that reflects a realistic assessment of its true value. Accordingly, the Trustee intends to file a formal objection to such claim in the immediate future, and thereafter move to have the claim allowed at a negligible amount, if any.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                     For Period June 1 - June 30, 1998

                           CASH RECONCILIATION

1.  Beginning Cash Balance:                                 $155,473,022.53

2.  Cash Receipts:  (See Page 2 of 2)         1,077,106.81

3.  Cash Disbursements:  (See Page 2 of 2)     (157,256.32)
                                                ----------
4.  Net Cash Flow:                                               919,850.49
                                                                 ----------
5.  Ending Cash Balance:                                    $156,392,873.02
                                                            ===============


                    CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                           AMOUNT                 FINANCIAL INSTITUTION
PAYROLL ACCOUNT                         $1,032.21        FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                        519.57        KEY BANK OF UTAH
GENERAL CORP CASH                      352,773.59        KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT          5,454,572.28  (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT          11,415,013.85  (A)   US BANK
CHPTR 11 TRUSTEE - JT CD            15,282,037.04  (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD            27,311,834.93  (A)   BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS             31,924.11  (A)   BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT     96,468,950.18  (A)   NATIONS BANK
PROCEEDS FROM ASSET SALES                4,171.91  (A)   KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE             70,043.35        KEY BANK OF UTAH
                                        ---------
                                  $156,392,873.02
                                  ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                     For Period June 1 - June 30, 1998
                          CASH RECEIPTS JOURNALS

BANK ACCOUNT                      TOTAL          PAGE REF
PAYROLL ACCOUNT                      $20,144.06      A
PAYROLL TAX ACCOUNT                    8,753.50      B
GENERAL CORP CASH                    212,992.49      C
CHPTR 11 TRUSTEE JOINT ACCT           22,254.95      E
CHPTR 11 TRUSTEE - CD ACCT                 0.00     N/A
CHPTR 11 TRUSTEE - JT CD             133,799.15      F
CHPTR 11 TRUSTEE - JT CD             275,145.95      G
CHPTR 11 TRUSTEE JT SAVINGS              113.99      H
CHPTR 11 TRUSTEE JOINT MMA ACCT      432,604.75      I
PROCEEDS FROM ASSET SALES                  9.28      J
KYOCERA MAINTENANCE RESERVE           10,186.25      K
                                      ---------
                                   1,116,004.37
     LESS:  ACCOUNT TRANSFERS        (38,897.56)
                                      ---------
     TOTAL CASH RECEIPTS          $1,077,106.81
                                  =============

                          CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                        TOTAL          PAGE REF
PAYROLL ACCOUNT                      $20,174.13       A
PAYROLL TAX ACCOUNT                    8,753.50       B
GENERAL CORP CASH                    167,183.25       D
CHPTR 11 TRUSTEE JOINT ACCT               43.00       E
CHPTR 11 TRUSTEE - CD ACCT                 0.00      N/A
CHPTR 11 TRUSTEE - JT CD                   0.00       F
CHPTR 11 TRUSTEE - JT CD                   0.00       G
CHPTR 11 TRUSTEE JT SAVINGS                0.00       H
CHPTR 11 TRUSTEE JOINT MMA ACCT            0.00       I
PROCEEDS FROM ASSET SALES                  0.00       J
KYOCERA MAINTENANCE RESERVE                0.00       K
                                           ----
                                     196,153.88
     LESS:  ACCOUNT TRANSFERS        (38,897.56)
                                      ---------
     TOTAL CASH DISBURSEMENTS       $157,256.32
                                    ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              Payroll Account
                        For Period June 1 - June 30, 1998

                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT       DESCRIPTION
06/11/98  CK# 7059    BPC - GENERAL        $10,097.24   PAYROLL TRANSFER
06/26/98  CK# 7076    BPC - GENERAL         10,046.82   PAYROLL TRANSFER
                                            ---------
          TOTAL CASH RECEIPTS              $20,144.06
                                           ==========

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                     AMOUNT       DESCRIPTION
06/15/98              PAYROLL SUMMARY           $10,097.24
06/30/98              PAYROLL SUMMARY            10,046.82
06/30/98  BANK STMT   FIRST SECURITY BANK            30.07   SERVICE CHARGE
                                                     -----
          TOTAL CASH DISBURSEMENTS              $20,174.13
                                                ==========

                                       A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                      For Period June 1 - June 30, 1998

                           CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT       DESCRIPTION
06/11/98  CK# 7058    BPC - GENERAL        $4,389.18    PR TAX TRANSFER
06/26/98  CK# 7075    BPC - GENERAL         4,364.32    PR TAX TRANSFER
                                            --------
          TOTAL CASH RECEIPTS              $8,753.50
                                           =========

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                    AMOUNT       DESCRIPTION
06/15/98  KEY TAX     KEY BANK OF UTAH         $3,651.75    FEDERAL TAX DEPOSIT
06/30/98  KEY TAX     KEY BANK OF UTAH          3,630.69    FEDERAL TAX DEPOSIT
06/30/98  CK# 1260    UTAH ST TAX COMMISSION    1,471.06    STATE TAX DEPOSIT
                                                --------
          TOTAL CASH DISBURSEMENTS             $8,753.50
                                               =========

                                       B

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                        For Period June 1 - June 30, 1998

                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                         AMOUNT       DESCRIPTION
06/10/98  DS061098    US BANK                        $51,229.46  INTEREST INCOME
06/23/98  DS062398    BONNEVILLE FUELS INC            10,036.82  EXPENSE REIMBURSEMENT
06/23/98  DS062398    BONNEVILLE NEVADA CORP           2,060.24  EXPENSE REIMBURSEMENT
06/23/98  DS062398    BONNEVILLE PACIFIC SERVICES      3,903.28  EXPENSE REIMBURSEMENT
06/23/98  DS062398    SAN DIEGO GAS & ELECTRIC           122.95  ENERGY REVENUE-KYOCERA
06/23/98  DS062398    SAN DIEGO GAS & ELECTRIC         3,771.33  ENERGY REVENUE-KYOCERA
06/30/98  DS063098    KYOCERA AMERICA                112,199.45  ENERGY REVENUE-KYOCERA
06/30/98  DS063098    SAN DIEGO GAS & ELECTRIC         2,693.40  ENERGY REVENUE-KYOCERA
06/30/98  DS063098    US BANK                         25,891.87  INTEREST INCOME
06/30/98  BANK STMT   KEY BANK OF UTAH                 1,083.69  INTEREST INCOME
                                                       --------
          TOTAL CASH RECEIPTS                       $212,992.49
                                                    ===========

                                       C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              General Corp Cash
                      For Period June 1 - June 30, 1998

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                             AMOUNT       DESCRIPTION
06/01/98  1007031    AMPCO SYSTEM PARKING                  $120.00  RENT-PARKING
          1007032    VOID
06/03/98  1007033    BPC-KYOCERA MAINT RESERVE           10,000.00  TRANSFER-KYOCERA MAINT
06/03/98  1007034    BONNEVILLE FUELS CORP                   48.20  EXPENSE REIMBURSEMENT
06/03/98  1007035    DORN ASSOCIATES LTD                 10,906.00  RENT-OFFICE SPACE & PARKING
06/03/98  1007036    FIRST CONTINENTAL LIFE & ACCIDENT    3,664.22  INSURANCE-DENTAL
06/03/98  1007037    FRONTIER COMMUNICATIONS                777.74  TELEPHONE EXPENSE
06/03/98  1007038    MOUNT OLYMPUS WATER                     18.03  OFFICE SUPPLIES & EXPENSE
06/03/98  1007039    REDMAN VAN & STORAGE CO                159.87  RENT-STORAGE
06/03/98  1007040    STEVEN STEPANEK                        767.59  TRAVEL REIMBURSEMENT
06/03/98  1007041    TRAVEL ZONE CRUISE ZONE              1,801.00  TRAVEL EXPENSE
06/03/98  1007042    UNUM LIFE INSURANCE CO               1,438.00  INSURANCE-DISABILITY
06/03/98  1007043    UNITED HEALTH CARE                  24,139.00  INSURANCE-HEALTH
06/04/98  1007044    GENERATOR POWER SYSTEMS INC          2,436.00  KYOCERA-O&M EXPENSE
06/04/98  1007045    CLARK MOWER                          1,719.78  TRAVEL REIMBURSEMENT
06/10/98  1007046    AIRBORNE EXPRESS                       135.81  EXPRESS MAIL EXPENSE
06/10/98  1007047    BENEFICIAL LIFE INSURANCE              892.69  INSURANCE-LIFE
06/10/98  1007048    COMPUSERVE                               9.95  OFFICE SUPPLIES & EXPENSE
06/10/98  1007049    HURST & ASSOC INSURANCE INC         20,000.00  INSURANCE-TRUSTEE BOND
06/10/98  1007050    MICRON ELECTRONICS INC               1,776.17  OFFICE EQUIPMENT
06/10/98  1007051    MOUNT OLYMPUS WATER                     10.64  OFFICE SUPPLIES & EXPENSE
06/10/98  1007052    THE PLANT GALLERY                       89.50  OFFICE SUPPLIES & EXPENSE
06/10/98  1007053    PROTEL                                 108.73  OFFICE SUPPLIES & EXPENSE
06/10/98  1007054    REDMAN VAN & STORAGE CO                 90.00  RENT-STORAGE
06/10/98  1007055    SAN DIEGO GAS & ELECTRIC               101.26  KYOCERA-O&M EXPENSE
06/10/98  1007056    TRAVEL ZONE CRUISE ZONE                704.00  TRAVEL EXPENSE
06/10/98  1007057    XEROX CORPORATION                      339.86  OFFICE SUPPLIES & EXPENSE
06/11/98  1007058    BPC-PAYROLL TAX ACCT                 4,389.18  TRANSFER-PAYROLL TAX ACCT
06/11/98  1007059    BPC-PAYROLL ACCT                    10,097.24  TRANSFER-PAYROLL ACCT
06/11/98  1007060    WELLS FARGO BANK                       846.02  401K CONTRIBS & LOAN PMTS
06/17/98  1007061    GENERATOR POWER SYSTEMS INC         18,383.53  KYOCERA-O&M EXPENSE
06/17/98  1007062    MOUNT OLYMPUS WATER                     18.03  OFFICE SUPPLIES & EXPENSE
          1007063    VOID
06/17/98  1007064    TRAVEL ZONE CRUISE ZONE                463.00  TRAVEL EXPENSE
06/17/98  1007065    UNUM LIFE INSURANCE CO               1,361.18  INSURANCE-DISABILITY
06/24/98  1007066    AIRBORNE EXPRESS                        96.91  EXPRESS MAIL EXPENSE
06/24/98  1007067    AMPCO SYSTEM PARKING                   130.00  RENT-PARKING
06/24/98  1007068    AUTOMATED OFFICE SYSTEMS INC         1,374.57  OFFICE EQUIPMENT
06/24/98  1007069    CENTRAL PARKING SYSTEMS                390.00  RENT-PARKING
06/24/98  1007070    REDMAN VAN & STORAGE CO              1,797.40  RENT-STORAGE
06/24/98  1007071    TRAVEL ZONE CRUISE ZONE                465.00  TRAVEL EXPENSE
06/24/98  1007072    US WEST COMMUNICATIONS               1,081.43  TELEPHONE EXPENSE
06/24/98  1007073    STATE TREASURER OF CALIFORNIA        3,370.00  COST OF ABANDONED PROJECTS
06/24/98  1007074    UNITED HEALTH CARE                  25,357.55  INSURANCE-HEALTH

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                      For Period June 1 - June 30, 1998

                    CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                         AMOUNT       DESCRIPTION
06/26/98  1007075    BPC-PAYROLL TAX ACCOUNT          4,364.32  TRANSFER-PAYROLL TAX ACCT
06/26/98  1007076    BPC-PAYROLL  ACCOUNT            10,046.82  TRANSFER-PAYROLL ACCT
06/26/98  1007077    WELLS FARGO BANK                   846.02  401K CONTRIBS & LOAN PMTS
06/30/98  BANK STMT  KEY BANK OF UTAH                    51.01  BANK SERVICE CHARGE
                                                         -----
          TOTAL CASH DISBURSEMENTS                 $167,183.25
                                                   ===========

                                       D-2


                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Chapter 11 Trustee Joint Account
                        For Period June 1 - June 30, 1998

                             CASH RECEIPTS JOURNAL


DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/30/98  BANK STMT  KEY BANK                 $22,254.95   INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
06/30/98  BANK STMT  KEY BANK OF UTAH         $43.00       BANK SERVICE CHARGE

                                       E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - CD Account
                      For Period June 1 - June 30, 1998

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/23/98  BANK STMT  KEY BANK OF UTAH          $50,114.17  INTEREST INCOME
06/23/98  BANK STMT  KEY BANK OF UTAH           46,661.41  INTEREST INCOME
06/23/98  BANK STMT  KEY BANK OF UTAH           37,023.57  INTEREST INCOME
                                                ---------
          TOTAL CASH RECEIPTS                 $133,799.15
                                              ===========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT       DESCRIPTION
                     NONE

                                      F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT  - CD Account
                      For Period June 1 - June 30, 1998

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/02/98  BANK STMT  BANK ONE                  $75,514.64  INTEREST INCOME
06/11/98  BANK STMT  BANK ONE                   73,869.66  INTEREST INCOME
06/17/98  BANK STMT  BANK ONE                   61,637.16  INTEREST INCOME
06/20/98  BANK STMT  BANK ONE                   64,124.49  INTEREST INCOME
                                                ---------
          TOTAL CASH RECEIPTS                 $275,145.95
                                              ===========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                      G

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Chapter 11 Trustee JT Savings
                        For Period June 1 - June 30, 1998

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/30/98  BANK STMT  BANK ONE                 $113.99      INTEREST INCOME


                            CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                       H

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - MMA Account
                       For Period June 1 - June 30, 1998

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/30/98  BANK STMT  NATIONS BANK             $432,604.75  INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
                     NONE

                                     I

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                           Proceeds From Asset Sales
                       For Period June 1 - June 30, 1998

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/30/98  BANK STMT  KEY BANK OF UTAH         $9.28        INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                     J

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                         Kyocera Maintenance Reserve
                      For Period June 1 - June 30, 1998

                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
06/01/98  CK# 7033   BONNEVILLE PACIFIC CORP  $10,000.00   TRANSFER
06/30/98  BANK STMT  KEY BANK OF UTAH             186.25   INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,186.25
                                              ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
                     NONE


                                     K

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                Balance Sheet
                             As of June 30, 1998

ASSETS
Current Assets:
   Cash                                            $156,392,873
   Accounts receivable - trade                           87,766
   Accounts receivable - settlements (Note 4)         1,500,000
   Accounts receivable - affiliates                      59,621
   Prepaid insurance                                     11,677
   Accrued interest receivable                          174,112
                                                        -------
   Total current assets                                          $158,226,049
Fixes Assets:
   Land                                                 198,424
   Equipment, furniture and fixtures                  3,818,290
                                                      ---------
   Total fixed assets                                 4,016,714
   Less:  Accumulated depreciation                   (3,236,621)
                                                      ---------
   Net fixed assets                                                   780,093
Other Assets:
   Investment in and advances to subsidiaries
     and partnership (Note 7)                        28,257,537
   Other assets                                           1,820
                                                          -----
   Total other assets                                              28,259,357
                                                                   ----------
TOTAL ASSETS                                                     $187,265,499
                                                                 ============

LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                            $183,102
   Accounts payable - professional fees
     and costs                                        1,114,560
   Accrued income taxes payable (Note 5)                      0
   Taxes payable                                              0
   Accrued interest                                  49,094,720
                                                     ----------
   Total post-petition liabilities                                $50,392,382
Pre-Petition Liabilities:
   Priority claims                                        5,180
   Secured debt                                               0
   Unsecured debt (Notes 1 and 3)                    99,953,656
                                                     ----------
Total Pre-Petition Liabilities                                     99,958,836
                                                                   ----------
TOTAL LIABILITIES                                                 150,351,218

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                     213,752
Paid-In-Capital                                     121,590,029
Treasury Stock                                       (2,308,255)
Retained Earnings:
   Pre-Petition                                     (56,551,908)
   Post-Petition (Note 6)                           (26,029,337)
                                                     ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                               36,914,281
                                                                   ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                             $187,265,499
                                                                 ============

                                                                       Form C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                     For Period June 1 to June 30, 1998

Gross operating revenue                                $188,895
Less discount, returns and allowances                         0
                                                              -
   Net operating revenue                                             $188,895

   Cost of goods sold                                                (122,428)
                                                                      -------
   Gross profit                                                        66,467

Operating expenses:

   Salaries and wages                                    29,840
   Rent and leases                                        1,445
   Payroll taxes                                         10,626
   Insurance                                              6,617
   Other taxes and licenses                              94,000
   Other                                                  8,271
                                                          -----
   Total operating expenses                                          (150,799)
                                                                      -------
   Operating income (loss)                                            (84,332)

Legal and professional fees and costs (Note 4)          152,117
Depreciation, depletion and administration                3,617
Claims settlement expense                                     0
Interest expense                                        616,111
                                                        -------
   Total                                                             (771,845)
                                                                      -------
   Net operating income (loss)                                       (856,177)

Non-operating income and (expenses):
   Interest income                                      667,370
   Other income - settlements                                 0
   Approved claims                                            0
   Other income                                               0
   Equity in earnings (losses) of subsidiaries
     and partnerships (Note 2)                        1,025,318
                                                      ---------
        Net non-operating income or (expenses)                      1,692,688
                                                                    ---------
        Net income (loss) before income taxes                         836,511

        Provision for income taxes (benefit) (Note 5)                       0
                                                                            -
        NET INCOME (LOSS)                                            $836,511
                                                                     ========

                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   General Notes to Financial Statements
                    For Period June 1 to June 30, 1998

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the Conditional Letter Agreement signed by the Trustee and holders of certain senior claims that provides for the calculation and payment of post-petition interest on certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement. For further information see Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, potential administrative fees which may be allowed by the Bankruptcy Court and the contingent unsecured claim of John Weesner (proof of claim #3). For further information see Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

     The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                   General Notes to Financial Statements
                              (Continued)
                    For Period June 1 to June 30, 1998

     For further information concerning liabilities and potential claims, see the Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

4. Accounts Receivable Settlement represent only court approved settlements where all conditions precedent have occurred and the settlement was fully effective as of June 30, 1998 and are reflected on the June 30, 1998 Financial Statements. Approved settlement is as follows:

            Piper Jaffray          1,500,000

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt at rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon the valuation work of Trustee's Financial Advisor) is believed to be materially less than the current market value of such assets. See Exhibit "2" to the Amended Disclosure Statement for the Trustee's Amended Chapter 11 Plan dated 4/22/98.

                                                                     Form 2-D
                                                                  Page 3 of 3

                                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                          Case No. 91A-27701
                                 Taxes Payable Schedule (Post-Petition)
                                 For the Period June 1 to June 30, 1998

                           Beginning                                Payments    Date      Check     Ending
                           Balance     Adjustments   Additions      Deposits    Paid      Numb.     Balance
Income tax withheld:
   Federal                 $0.00       $0.00           ($4,392.28)   $2,201.39  06/15/98  KEY TAX         $0.00
                                                                      2,190.89  06/30/98  KEY TAX

   State                    0.00                        (1,471.06)    1,471.06  06/30/98  1260             0.00

FICA tax withheld           0.00                        (1,445.08)      725.18  06/15/98  KEY TAX
                                                                        719.90  06/30/98  KEY TAX          0.00

Employer's FICA tax         0.00                        (1,445.08)      725.18  06/15/98  KEY TAX
                                                                        719.90  06/30/98  KEY TAX          0.00

Unemployment tax:
   Federal                  0.00                             0.00                                          0.00
   State                    0.00                             0.00                                          0.00

Sales, use & excise taxes   0.00                                                                           0.00
   Property taxes           0.00                                                                           0.00

Accrued income tax:
   Federal                  0.00        0.00                                                               0.00
   State                    0.00        0.00                 0.00                                          0.00

Delaware franchise tax      0.00                       (94,000.00)                                   (94,000.00)

Employee withholding        0.00        0.00            (1,528.64)      764.32  06/11/98  100706           0.00
                            ----        ----             --------       764.32  06/26/98  100707           ----
                                                                        ------
TOTALS                     $0.00       $0.00         ($104,282.14)  $10,282.14                      ($94,000.00)
                           =====       =====          ===========   ==========                       ==========

(*) Amount subject to results of audit.

                              DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                        Case No. 91A-27701
                                        Insurance Schedule
                              For Period June 1 to June 30, 1998

                                                              Policy
                                                  Amount of   Expiration   Premium Paid
                         Carrier/Agent            Coverage    Date         Thru Date
Worker's Compensation    Various State Funds      Statutory
                                                  $1,000,000  (A)          06/30/98

General Liability        Travelers Insurance/
                         Sedgwick James           5,000,000   08/17/98     08/17/98

Vehicles                 Travelers Insurance/
   (Hired/Non-Owned)     Sedgwick James           5,000,000   08/17/98     08/17/98

Property:
   Bonneville Pacific    Federal Insurance Co./
                         Sedgwick James           735,000     08/17/98     08/17/98

   Kyocera               Federal/Hartford Steam/
                         Sedgwick James           5,352,879   08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Accounts Receivable and Payable Aging
                      For Period June 1 to June 30, 1998

                                                    Accounts
                             Non-Affiliate   Accounts    Payable
                             Accounts        Payable     Professional
                             Receivable      Trade       Fees
Under 30 days                $1,587,766        $178,528  $1,114,560
30 to 60 days                         0               0           0
61 to 90 days                         0               0           0
Over 90 days                          0           4,574           0
                                      -           -----           -
Total post-petition           1,587,766         183,102   1,114,560

Pre-petition amounts                  0       3,664,200           0

Total accounts receivable    $1,587,766
                             ==========
Total accounts payable                       $3,847,302  $1,114,560
                                             ==========  ==========

                             Affiliate
                             Accounts
                             Receivable

Under 30 days                   $57,695
30 to 60 days                     1,926
61 to 90 days                         0
Over 90 days                          0
                                      -
Total post-petition
   affiliate accounts
   receivable                   $59,621
                                =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                        For Period June 1 to June 30, 1998

                                                 Date of
                                                 Court      Estimated
                                   Amount Paid   Approval   Balance Due
Court Appointed Trustee            $0               -          $87,073   (1)
Trustee's Counsel                   0               -          260,344   (1)
Trustee's Accountants               0               -           47,216
Trustee's Special Plan Counsel      0               -          125,000
Special Litigation Counsel for
   Trustee - Costs                  0               -                0
   Trustee - Fees                   0               -          495,000   (2)
Auditors                            0               -           99,927
Financial Consultants               0                                0   (3)
                                    -                                -
    Total                          $0                       $1,114,560
                                   ==                       ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

       $1,500,000.00 - Piper Jaffray Settlement (due 9/98)    Fees - $495,000

(3) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Schedule of Payments to Principal/Executives
                      For Period June 1 to June 30, 1998

Payee Name         Position    Nature of Payment      Amount
Ralph F. Cox       Director    Director Fees               $0.00

Calvin L. Rampton  Director    Director Fees               $0.00

Clark M. Mower     President   Salary                 $12,833.34
                               Expense Reimbursement   $1,719.78

                                                                     Form 2-E
                                                                  Page 5 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                           Quarterly Fee Summary
                         Month Ended June 30, 1998

                         Cash           Quarterly   Payment
                         Disbursement   Fee Due     Check No.   Date
January                    $377,740.24
February                    169,278.67
March                       149,371.16
                            ----------
   Total 1st Quarter        696,390.07

April                     1,903,079.51
May                         105,288.54
June                        185,124.57
                            ----------
   Total 2nd Quarter      2,193,492.62

July
August
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F